                                                               EXHIBIT (1)(8)(g)



                   FIFTH AMENDMENT TO PARTICIPATION AGREEMENT


Effective as of January 1, 2001, ReliaStar Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated March 9, 1995, as amended, by:

     Deleting Schedule A of the Agreement in its entirety and replacing it with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the first stated above.


                                    RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                    By: /s/ John Johnson
                                       -----------------------------------------
                                        Name:  John Johnson
                                        Title: Vice President


                                    VARIABLE INSURANCE PRODUCTS FUND II

                                    By: /s/ Robert C. Pozen
                                       -----------------------------------------
                                        Robert C. Pozen
                                        Senior Vice President


                                    FIDELITY DISTRIBUTORS CORPORATION

                                    By: /s/ Mike Kellogg
                                       -----------------------------------------
                                        Mike Kellogg
                                        Executive Vice President

                               AMENDED SCHEDULE A

Name of Separate Account and Date          Policy Form Numbers of Contracts
Established by Board of Directors          Funded by Separate Account
---------------------------------          --------------------------------
Reliastar Life Insurance Company           Policy 86-025
Of New York Variable Life
Separate Account I